Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report on Form 20-F of Sibanye Gold Limited (the “Company”) for the period ended 31 December 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charl Keyter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 8 April 2019

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/s/ Charl Keyter
Charl Keyter
Chief Financial Officer